UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 22, 2026
BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)
(866) 756-4112
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 15, 2026, Beyond Meat, Inc. (the “Company”) entered into a distribution agreement (the “Distribution Agreement”) with Big Geyser, Inc. (“Big Geyser”), pursuant to which Big Geyser will sell, distribute, market and assist in the promotion of the Company’s products. On June 22, 2026, in connection with the Distribution Agreement, the Company and Big Geyser entered into two separate warrant agreements (each as further described below) setting forth the rights and obligations of the Company and Big Geyser in connection with warrants representing Big Geyser’s right to purchase up to, in the aggregate, 4,166,667 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (which represents 0.8% of Company’s issued and outstanding shares of Common Stock as of June 22, 2026).

Item 1.01. Entry Into a Material Definitive Agreement.

Tranche 1 Warrant Agreement

The first warrant (the “Tranche 1 Warrant”) entitles Big Geyser to purchase up to an aggregate of 2,500,000 shares of Common Stock at an exercise price of $0.60 per share. The Tranche 1 Warrant is exercisable by Big Geyser, in whole or in part, at any time, or from time to time, prior to the expiration of the warrant agreement governing the Tranche 1 Warrant (the “Tranche 1 Warrant Agreement”), by tendering to the Company at its principal office a notice of exercise. Promptly upon receipt of such exercise notice and the payment of the exercise price, and in no event later than two (2) business days thereafter, the Company will issue to Big Geyser the whole number of shares of Common Stock purchased plus an amount in cash representing any fractional share of Common Stock otherwise due upon such exercise.

The Tranche 1 Warrant will be exercisable by payment in cash from time to time until or prior to 5:00 p.m. (Eastern Time) on the eighteen-month anniversary of the initial issuance of the Tranche 1 Warrant. The Tranche 1 Warrant is subject to adjustment from time to time in accordance with the provisions of the Tranche 1 Warrant Agreement, including a weighted average adjustment for certain below-market issuances of equity or equity-linked securities, subject to exceptions set forth in the Tranche 1 Warrant Agreement. The Tranche 1 Warrant may not be transferred or assigned to any person other than Permitted Transferees (as defined in the Tranche 1 Warrant Agreement) without the prior written consent of the Company.

The foregoing description of the Tranche 1 Warrant Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Tranche 1 Warrant Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Tranche 2 Warrant Agreement

The second warrant (the “Tranche 2 Warrant” and, together with the Tranche 1 Warrant, the “Warrants”) entitles Big Geyser to purchase up to an aggregate of 1,666,667 shares of Common Stock at an exercise price of $0.001 per share.

The Tranche 2 Warrant is exercisable by Big Geyser, in whole or in part, at any time, or from time to time, prior to the expiration of the warrant agreement governing the Tranche 2 Warrant (the “Tranche 2 Warrant Agreement” and, together with the Tranche 1 Warrant Agreement, the “Warrant Agreements”), by tendering to the Company at its principal office a notice of exercise. Promptly upon receipt of such exercise notice and the payment of the exercise price, and in no event later than two (2) business days thereafter, the Company will issue to Big Geyser the whole number of shares of Common Stock purchased plus an amount in cash representing any fractional share of Common Stock otherwise due upon such exercise.

The Tranche 2 Warrant will be exercisable by payment in cash or by way of “Net-Share Settlement” (as defined in the Tranche 2 Warrant Agreement) from time to time until or prior to 5:00 p.m. (Eastern Time) on the 20th business day following the expiration of the Distribution Agreement. The Tranche 2 Warrant is subject to adjustment from time to time in accordance with the provisions of the Tranche 2 Warrant Agreement, including a weighted average adjustment for certain below-market issuances of equity or equity-linked securities, subject to exceptions set forth in the Tranche 2 Warrant Agreement. The Tranche 2 Warrant may not be transferred or assigned to any person other than Permitted Transferees (as defined in the Tranche 2 Warrant Agreement) without the prior written consent of the Company.

The foregoing description of the Tranche 2 Warrant Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Tranche 2 Warrant Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On June 22, 2026, the Company entered into the Warrant Agreements, pursuant to which it issued Warrants to purchase shares of Common Stock in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the timing and amount of any vesting of Warrants. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on April 9, 2026 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2026 filed with the SEC on May 7, 2026, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

4.1*	Tranche 1 Warrant Agreement, dated as of June 22, 2026, between Beyond Meat, Inc. and Big Geyser, Inc.
4.2*	Tranche 2 Warrant Agreement, dated as of June 22, 2026, between Beyond Meat, Inc. and Big Geyser, Inc.
104	Cover page interactive data file (embedded with the inline XBRL document)

* Certain portions of this exhibit have been redacted in accordance with Regulation S-K, Item 601(a)(6).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer
Date: June 25, 2026